EXHIBIT 32.2

TRANS-LUX CORPORATION

CERTIFICATION OF INTERIM CHIEF ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Todd Dupee, Interim Chief Accounting Officer, Vice President and Controller of Trans-Lux Corporation (the “Registrant”), do hereby certify, to the best of my knowledge that:

(1) The Registrant’s Annual Report on Form 10-K/A for the year ended December 31, 2017 being filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification accompanies this Form 10-K/A as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Registrant or the certifying officer.

/s/ Todd Dupee
Date: April 30, 2018	Todd Dupee
Interim Chief Accounting Officer, Vice
President and Controller (Principal
Financial Officer)